EXHIBIT 32.2
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection  with this  Amendment No. 1 to the Quarterly  Report of Manchester
Technologies, Inc. (the "Company") on Form 10-Q/A for the fiscal quarter ended April 30, 2004, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Elan Yaish, Vice President-Finance and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: July 5, 2005      /S/ Elan Yaish
                            -----------------------------------------
                            Elan Yaish
                            Vice President Finance and Chief Financial Officer